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                                                                    Exhibit 99.1


                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                      CHIEF FINANCIAL OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      I, Steven D. Goldby, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Symyx Technologies, Inc. on Form 10-Q for the quarterly period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Symyx Technologies, Inc.


Date: August 9, 2002                           By:   /s/ Steven D. Goldby
                                                  ------------------------------
                                                    Steven D. Goldby
                                                    Chairman of the Board,
                                                    Chief Executive Officer


      I, Jeryl L. Hilleman, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Symyx Technologies, Inc. on Form 10-Q for the quarterly period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Symyx Technologies, Inc.


Date: August 9, 2002                           By:   /s/ Jeryl L. Hilleman
                                                  ------------------------------
                                                    Jeryl L. Hilleman
                                                    Senior Vice President,
                                                    Chief Financial Officer